Optimizing Chemotherapy, Advancing Survival 40th Annual J.P. Morgan Healthcare Conference January 10-13, 2022 Presentation time: Wednesday January 12, 1:30 PM ET Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate," "estimate," "intend" and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, those relating to expectations for the commercial launch of COSELA™ (trilaciclib), the therapeutic potential of COSELA (trilaciclib), our ability to accelerate adoption of COSELA among top tier accounts, our ability to generate data to maximize trilaciclib’s applicability to future treatment paradigms, rintodestrant’s potential as an oral SERD, and our reliance on partners to develop and commercial licensed products. In addition, COSELA (trilaciclib) may fail to achieve the degree of market acceptance for commercial success, and the impact of pandemics such as COVID-19 (coronavirus), are based on our expectations and assumptions as of the date of this presentation. Each of these forward-looking statements involves risks and uncertainties. Factors that may cause our actual results to differ from those expressed or implied in the forward-looking statements in this presentation are discussed in our filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein and include, but are not limited to, our ability to complete a successful commercial launch for COSELA (trilaciclib); our ability to complete clinical trials for, obtain approvals for and commercialize additional indications of COSELA and any of our product candidates other than COSELA (trilaciclib); our initial success in ongoing clinical trials may not be indicative of results obtained when these trials are completed or in later stage trials; the inherent uncertainties associated with developing new products or technologies and operating as a commercial-stage company; and market conditions. Rintodestrant and lerociclib are not approved by the FDA. The safety or effectiveness of rintodestrant and lerociclib have not been established by the FDA. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Forward-Looking Statements G1TherapeuticsTM and G1Therapeutics logo and COSELATM and COSELA logo are trademarks of G1 Therapeutics, Inc. ©2022 G1 Therapeutics, Inc.

G1 Therapeutics Trilaciclib Has Potential to be a Transformational Therapy Commercializing COSELA™ in extensive-stage small cell lung cancer Only FDA approved product offering proactive multilineage myeloprotection Experiencing a variety of tailwinds, including excellent reimbursement New G1 sales team focused on improving customer access and pace of adoption Unique, transient CDK4/6 inhibition enables “pipeline-in-a-molecule” development Proactive multilineage myeloprotection increases tolerance for chemotherapy Protects immune system from damage from various chemotherapy backbones May improve immune response when combined w/ complementary mechanisms Clinical pipeline entering multi-year data-rich period; initial readouts in: 2H 2022: 1L bladder cancer, ADC combination, and MOA Phase 2 data 1H 2023: 1L CRC Phase 3 data 2H 2023: 1L/2L TNBC Phase 3 data 2023+: Additional data from combination trials with novel antitumor agents Cash runway into 2024

G1 Therapeutics Making a Difference in the Lives of People Living with Cancer I told myself I’d never get chemotherapy again. This time around, my doctor prescribed a drug that helped protect against the worst of the side effects I’d experienced. I can’t say enough about the difference it’s made in my life. I have the energy to live my life normally, even though I know I’m still battling the cancer. It’s scary to think I almost decided to give up. I’ve had lung cancer twice, and the first chemotherapy regimen nearly took my life because my blood cell counts dropped so low. After being hospitalized and rescued, I continued to experience such profound exhaustion that I couldn’t shower by myself, and I’d fall when getting out of bed. *Actual COSELA patient and unpaid testimony; not all patients will experience the same result Dottie Turner SCLC patient, receiving COSELA

Received FDA approval for COSELA™ (trilaciclib) following breakthrough designation and priority review Launched COSELA for U.S. patients with extensive-stage small cell lung cancer in 1Q 2021 Received dual NCCN guideline endorsement, permanent J-code, and NTAP for COSELA Initiated six clinical trials: Two registrational Phase 3 trials and four Phase 2 trials Initiated preclinical work to assess potential synergy of trilaciclib with a variety of mechanisms Strategically utilized equity and debt financing vehicles to extend cash runway into 2024 Trilaciclib registration and marketing authorization application accepted by NMPA in China (Simcere) Hired / deployed first wave of new G1 COSELA-focused sales force G1 in ’21 Achievement of Key Goals Positions Company for Pivotal 2022 Strong and decisive execution in 2021 lays foundation for growth in 2022

Transient CDK4/6i Leads to Multiple Downstream Effects

Trilaciclib

Transient IV CDK4/6 inhibitor temporarily blocks progression through the cell cycle

Helps protect HSPCs and myeloid and lymphoid cell lineages from damage caused by chemotherapy[1-3]

- Neutrophils
- Erythrocytes
- Platelets

- T-lymphocytes
- B-lymphocytes

Ability to improve the immune response when administered in treatment combination[4-11]

- Enhances T-cell activation
- Favorably alters tumor microenvironment
- Improves long-term immune surveillance

1. Weiss J, et al. Ann Oncol. 2019 Oct; 30(10): 1613–1621. 2. He S, et al. Sci Transl Med. 2017;9:eaal3986. 3. Bisi JE, et al. Mol Cancer Ther. 2016;15:783-93. 4. Tan A, et al. Lancet Oncol. 2019 Sep 28. 5. Zhang J, et al. Nature. 2018;553:91-95. 6. Jerby-Arnon L, et al. Cell. 2018;175:984-997. 7. Goel S, et al. Nature. 2017;548:471-475. 8. Deng J, et al. Cancer Discov. 2018;:216-233. 9. O'Shaugnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. 10: Lai A, et al. Journal for ImmunoTherapy of Cancer 2020;8:e000847. doi:10.1136/jitc-2020-000847. 11. Lelliott EJ, et al. CDK4/6 Inhibition Promotes Antitumor Immunity through the Induction of T-cell Memory. Cancer Discov. 2021 Oct;11(10):2582-2601. DOI: 10.1158/2159-8290.CD-20-1554.

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Unique Attributes of Trilaciclib Trilaciclib’s Attributes Rapid onset from IV administration Potent and selective CDK4 and CDK6 inhibition Short half-life The unique profile of trilaciclib is anticipated to drive robust patient benefits of myeloprotection and/or increased anti-tumor immunity based on treatment setting Controlled administration and clean G1 arrest reduces hematologic AEs caused by chemotherapy and may increase ability to receive longer treatment durations Transient CDK4/6 inhibition modulates multiple immune functions while also allowing beneficial T cell proliferation which may improve patients’ anti-tumor immune response

Immunomodulatory Properties of Trilaciclib

Immunomodulatory Properties Being Confirmed in Ongoing Studies[1-8]

Observed Benefits

Enhanced T Cell Activation	Favorably Altered Tumor Microenvironment	Improved Long-term Immune Surveillance
• Enhanced NFAT signaling and upregulates activation markers • Increased IL-2 secretion and upregulation of IL-2 receptors • Upregulated MHC-1, increasing antigen presentation	• Increased chemokines responsible for T cell trafficking to tumor • Reduced number and function of immunosuppressive cell populations (Tregs/MDSCs) • Enhanced IFNγ production	• Increased generation of memory CD8+ T cells

Trilaciclib's meaningful immunomodulatory properties provide strong rationale to further evaluate new treatment combinations across tumor types

1. Tan A, et al. Lancet Oncol. 2019 Sep 28. 2. Zhang J, et al. Nature. 2018;553:91-95. 3. Jerby-Arnon L, et al. Cell. 2018;175:984-997. 4. Goel S, et al. Nature. 2017;548:471-475. 5. Deng J, et al. Cancer Discov. 2018;:216-233. 6. O'Shaugnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. 7: Lai A, et al. Journal for ImmunoTherapy of Cancer 2020;8:e000847. doi:10.1136/jitc-2020-000847. 8. Lelliott EJ, et al. CDK4/6 Inhibition Promotes Antitumor Immunity through the Induction of T-cell Memory. Cancer Discov. 2021 Oct;11(10):2582-2601. DOI: 10.1158/2159-8290.CD-20-1554.

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Pursuing Trilaciclib Across Three Growth Platforms Reduction in Hematologic AEs Improved Survival (+ chemo) Improved Survival (+ combinations) Protecting the bone marrow from the damaging consequences of myelotoxic chemo: Preserving / activating the immune system with chemo: Improving the efficacy of immunotherapy and targeted combinations: Common SCLC regimens1 5-FU based regimens2 Other myelotoxic regimens2 1 2 3 Myeloprotection Alternative to I/O treatment Following I/O treatment In tumors less responsive to I/O Prior to / with PD-(L)1 inhibitors With Antibody Drug Conjugates With other agents / triple combinations Anti-Tumor Efficacy2 2 Clinical evaluation underway; the safety and efficacy of an investigational use of an approved product have not been established or approved by the FDA or other regulatory authorities. 1 COSELA approved by U.S. FDA in ES-SCLC in February 2021; commercially available

Pipeline-in-a-Molecule Opportunity Beyond ES-SCLC Launch



Key Study Objective:
Myeloprotection
Improved Survival (+ chemo)
Improved Survival (+ combinations)
Phase 2 Trials
Current Registrational Trials
COSELA
trilaciclib for injection 300 mg
ES-SCLC
1L CRC
Data Readout[1]: 1H 2023
1L / 2L TNBC
Data Readout[2]: 2H 2023
MOA in TNBC
Data Readout[3]: 2H 2022
1L Bladder (PD-L1 Combo)
Data Readout[4]: 2H 2022
2L/3L TNBC (ADC Combo)
Data Readout[5]: 2H 2022
1L NSCLC (PD-L1 Combo)
ISS Initiating 1H 2022
Other Chemo Combos TBD
Other Combos TBD
Focused on transformational new Tx combos, pending MOA/preclinical studies.
Trilaciclib (+/- chemo)
+
Other Novel Antitumor Agents
+ Milestones and Royalties
Trilaciclib Opportunity

1. 1L CRC data readout in 1H 2023 expected to include results for myeloprotection and Objective Response Rate (ORR) endpoints
2. 1L / 2L TNBC data readout in 2H 2023 expected to include interim results for Overall Survival (OS) in 1L and final OS in 2L
3. MOA in Neoadjuvant TNBC data readout in 2H 2022 expected to include results for immune endpoints (e.g., CD8⁺ / Treg ratio)
4. 1L Bladder Cancer (in combination with an anti-PD-L1) initial data in 2H 2022 expected to include ORR and myeloprotection endpoints
5. 2L / 3L TNBC (in combination with an ADC) initial data in 2H 2022 expected to include ORR and myeloprotection endpoints

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COSELA (trilaciclib) Commercial Update

COSELA's Opportunity to Impact Many ES-SCLC Lives

COSELA™ trilaciclib for injection 300 mg

~30k ES-SCLC Patients Treated Annually in the U.S.[1]

1L Treated Patients[1,2]	17.5k
2L Treated Patients[1,3]	9.5k
3L Treated Patients[1,4]	2.5k

ES-SCLC patients predominantly treated with highly myelosuppressive chemo regimens

- Opportunity for innovation given aggressiveness of disease (1L median OS ~1 year[5])
- Standard treatment includes 4 to 6 cycles of chemo

Exceptionally strong reimbursement by both Medicare and commercial payors

- ~60% Medicare
- ~30% Commercial
- ~10% Medicaid/Other

G1 THERAPEUTICS

1. Based on incidence of 25k for all SCLC with 81% of patients being diagnosed at Extensive Stage; *Decision Resources Group, Small Cell Lung Cancer Disease Landscape & Forecast, March 2020.*
2. Based on 22k 1L SCLC total patients (20K de novo ES-SCLC and 2K late relapse LS-SCLC) treated at an assumed 80% treatment rate (from 2020 internal primary market research).
3. Based on 12.5k 2L SCLC total patients (11k progressed 1L SCLC and 1.5k early relapse LS-SCLC) treated at an assumed 72% treatment rate (from 2020 internal primary market research).
4. Based on 5k 3L SCLC total patients treated at an assumed 50% treatment rate (from 2020 internal primary market research).
5. Demonstrated in COSELA G1T28-02 and G1T28-05 study control arms.

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Myelosuppression Has Historically Been Treated with Lineage Specific Interventions COSELA is the first and only proactive multilineage myeloprotection therapy to decrease the incidence of chemotherapy-induced myelosuppression in ES-SCLC An unavoidable consequence of chemo that impacts patient safety, healthcare system costs and QoL MYELOSUPPRESSION Hospitalizations and unscheduled patient care Chemotherapy dose reductions and delays THROMBOCYTOPENIA Risk of bleeding Platelet transfusions ANEMIA Fatigue RBC transfusions and ESA rescue NEUTROPENIA Risk of infection G-CSF use Increased healthcare costs and G-CSF-associated bone pain HEMATOLOGIC EVENT: CONSEQUENCE: RESPONSE:

COSELA Helps Manage Multiple Myelosuppressive Consequences Reduced Incidence of Multi-lineage Myelosuppression in 1L SCLC Treated with Etoposide/Carboplatin/Atezolizumab1 Clinical results: COSELA demonstrated reductions in multiple myelosuppressive consequences 1COSELA™ (trilaciclib) label, 10003 Rev. 2/2021 US-2100006

Commercial Tailwinds and Headwinds Tailwinds Headwinds Only product offering proactive multilineage myeloprotection High awareness and intention to use Exceptional reimbursement coverage Strong user experience and reordering amongst early adopters Fits within clinic workflow Limited access to top 100 accounts Slow return to in-person visits Education requirement Decisively and actively addressing headwinds, including by hiring and deploying G1 sales force

Turning ‘Intention to Use’ into ‘Usage and Uptake’ Key Account Access is Key to Adoption Most Oncologists Intend to Use COSELA Focus of G1 Sales Force Promote with prescribing oncologists Educate on label and appropriate usage Foster clinical advocacy Incorporate into office workflow Support reimbursement Reasons frequently cited for delay in prescribing Limited engagement with sales reps Lack of education on label and use Lack of education on MOA and clinical data Lack of information on insurance coverage Intention to use COSELA1 Already using COSELA2 G1 sales force being deployed to rapidly improve usage and adoption 1COSELA pulse tracker, November 2021 2Symphony claims data estimate, September 2021

Rapid Execution on G1 Sales Force Deployment Assembling Dedicated Team with Proven Account Access Over 300 years of combined oncology sales and product launch experience *Current as of 1/6/22 Vice President, Sales Hired and deployed Regional Sales Directors (RSDs) RSD (Northeast) Hired and deployed RSD (Southeast) Hired and deployed RSD (West) Hired RSD (Central) Hired 34 Oncology Sales Account Managers (OSAMs) Wave 1 (15 OSAMs) 15 Hired; 13 deployed Wave 2 (19 OSAMs) 9 Hired COSELA-focused sales team to be fully deployed by mid-February 2022

Improved Execution Provides Strong Growth Potential

Currently ~20K Eligible ES-SCLC Patients
(1L / 2L patients receiving indicated chemotherapy)



Total market value:
~$700M
Current annualized penetration of ~3%
(3Q21 estimate, annualized)

Penetration into eligible market will be driven by

- New G1 COSELA-focused sales force
- Improved access to prescribers
- Exceptional reimbursement coverage
- Driving shift from 'intention to use' to 'usage and uptake'
- Only product offering proactive multilineage myeloprotection

Executing on optimized commercial plan to accelerate adoption of COSELA for ES-SCLC

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Trilaciclib Clinical Program

Aggressively Pursuing Development in Common Tumor Types



U.S. Incidence and Deaths[1]
300,000
250,000
200,000
150,000
100,000
50,000
0
Estimated New Cases
Estimated Deaths
Breast
Lung
Prostate
Colon and Rectal (Combined)
Melanoma
Bladder
Non-Hodgkin Lymphoma
Kidney Cancer
Patients Receiving Chemo[2]:
110k
125k
30k
115k
<5k
20k
45k
<5k
Shading indicates areas of ongoing or soon to be initiated G1 sponsored studies

G1 has initiated sponsored and supported studies in many of the most common and deadly tumor types

1. Estimated new cases and deaths from National Cancer Institute for 2020.
2. Estimated patients receiving chemotherapy from Kantar Health CancerMPact Patient Metrics, 2019 data based on IQVIA BrandImpact regimen shares and Kantar Health Treatment Architecture 2019 survey data for patients receiving chemo (rounded to nearest 5,000 patients).

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Broad Portfolio of Trilaciclib Clinical Studies

Multiple Common Tumor Types

Cancer Type	Indication	Study Size	Phase 2	Pivotal	Approval
Lung	ES-SCLC	--			Approved by U.S. FDA (Feb 2021)
	1L NSCLC (ISS) *(Checkpoint + chemo combo)*	~105	To be initiated 1H 2022		
Colorectal	1L CRC	~300		PRESERVE 1: Ongoing	
Breast	1L TNBC[1]	~170		PRESERVE 2: Ongoing	
	2L TNBC[1] *(Post-checkpoint treatment)*	~80		PRESERVE 2: Ongoing	
	2L/3L TNBC *(ADC combo)*	~45	ADC Combo Study: Ongoing		
	Neoadjuvant TNBC	~30	MOA Study: Ongoing		
Bladder	1L Bladder *(Checkpoint combination)*	~90	PRESERVE 3: Ongoing		

Continuing to expand development effort with a focus on combining trilaciclib with complementary assets to improve survival

1/2/3L, first-/second-/third-line: CRC colorectal cancer; ES-SCLC, extensive-stage small cell lung cancer; FDA, U.S. Food and Drug Administration; NSCLC, non-small cell lung cancer; TNBC, triple-negative breast cancer

[1] 1L TNBC and 2L TNBC cohorts being conducted under one study protocol.

The safety and efficacy of an investigational use of an approved product have not been established or approved by the FDA or other regulatory authorities.

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Ongoing First-Line CRC Pivotal Trial: PRESERVE 1

FOLFOXIRI: most efficacious chemo regimen but highly myelosuppressive

Potential to significantly expand FOLFOXIRI usage supported by market research



Treatment Phase
Induction Phase
14-day cycles
Maintenance Phase
14-day cycles
Randomization 1:1
Cycle X Day 1
placebo + FOLFOXIRI + bevacizumab
trilaciclib + FOLFOXIRI + bevacizumab
Cycle X Day 2
placebo + CI FU
trilaciclib + CI FU
Cycle X Day 14
Cycle X Day 1
placebo + bev + CI FU
trilaciclib + bev + CI FU
Cycle X Day 2
placebo + CI FU
trilaciclib + CI FU
Maximum of 12 cycles
Until Progression

PRIMARY ENDPOINT:
Myeloprotection

SECONDARY ENDPOINTS:
PFS/OS, PRO

TARGET ENROLLMENT:
~300 participants

PATIENTS TREATED UNTIL PROGRESSION

MULTI-DAY CHEMO REGIMEN

Initial results in 1H 2023

Strong support from preclinical models for the benefits of trilaciclib in combination with 5-FU-based chemo regimens

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Ongoing TNBC Pivotal Trial (1L / 2L Cohorts): PRESERVE 2

Initial positive evidence of efficacy across subsets and line of treatment in Phase 2 trial[1]
Evaluating 1L checkpoint-naïve and 2L checkpoint-experienced patients

Cohort 1:
1L TNBC
(checkpoint naive)

Cohort 2:
2L TNBC
(post-checkpoint)

Randomization 1:1

- placebo + GC on Days 1 and 8 every 21 days until progression
- trilaciclib + GC on Days 1 and 8 every 21 days until progression

PRIMARY ENDPOINT:
Overall survival

SECONDARY ENDPOINTS:
PRO, myeloprotection measures, PFS/ORR

TARGET ENROLLMENT:
~170 1L and ~80 2L participants

Initial results in 2H 2023

Pivotal study evaluating trilaciclib in mTNBC (PD-L1 positive and negative patients) building upon robust OS benefit observed in prior Phase 2 study

1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06

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Observed Robust OS Improvement in mTNBC Phase 2

Overall Survival in Intent-to-Treat Population[1]



Probability of being alive
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Group 2 (COSELA + gem/carbo)2
Group 3 (COSELA + gem/carbo)2
Group 1 (gem/carbo)2
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34
Months from randomization
Patients at risk, n
Group 1 34 27 27 26 25 23 21 19 18 16 14 13 13 11 9 9 8 7 6 3 3 3 3 3 3 3 0 0 0 0 0 0 0 0 0
Group 2 33 33 32 31 28 26 24 22 20 20 19 18 18 18 16 16 16 16 15 15 14 13 13 12 12 12 10 8 8 5 3 3 2 1 0
Group 3 35 35 35 35 32 31 30 26 23 21 21 21 21 20 19 19 16 16 14 13 11 11 11 9 8 8 7 7 3 3 3 3 2 1 0

Treatment Group[2]	Median OS, months	Hazard Ratio (95% CI)	*P* Value
Group 1: (gem/carbo)	12.6	-	-
Group 2: (gem/carbo + trilaciclib)	Not Reached	**0.31** (0.15-0.63)	0.0016
Group 3: (gem/carbo + trilaciclib)	17.8	**0.40** (0.22-0.74)	0.0004

Observed a robust statistically significant improvement in Overall Survival for both trilaciclib schedules

1. O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. Note: primary endpoints relating to reduction in severe neutropenia not achieved in this study.
2. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of COSELA: COSELA administered on the day of chemotherapy (Group 2) or COSELA administered the day prior to and the day of chemotherapy (Group 3).

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OS Improvement Observed, Regardless of PD-L1 Status Overall Survival improvement was observed regardless of tumor PD-L1 status (greater effect in PD-L1 positive tumors) Overall Survival for PD-L1 Positive Tumors1 Treatment Group2 Patients Median OS (95% CI), Months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 17 10.5 (6.3 – 18.8) - - Group 2 and 3: (gem/carbo + trilaciclib) 32 32.7 (17.7 – NR) 0.34 (0.2 – 0.7) 0.004 Overall Survival for PD-L1 Negative Tumors1 Treatment Group2 Patients Median OS (95% CI), Months Hazard Ratio (95% CI) P Value Group 1: (gem/carbo) 10 13.9 (12.6 – NR) - - Group 2 and 3: (gem/carbo + trilaciclib) 26 17.8 (13.1 – NR) 0.48 (0.2 – 1.2) 0.093 O'Shaughnessy et al., 2020 San Antonio Breast Cancer Symposium (SABCS), Poster #PD1-06. Note: primary endpoints relating to reduction in severe neutropenia not achieved in this study. Patients randomized to receive gem/carbo chemotherapy only (Group 1) or gem/carbo plus one of two dosing schedules of COSELA: COSELA administered on the day of chemotherapy (Group 2) or COSELA administered the day prior to and the day of chemotherapy (Group 3).

Ongoing Phase 2 Bladder (mUC) Study: PRESERVE 3

Building on strong rationale for trilaciclib + chemo + checkpoint inhibitor; data to date suggest potential for synergistic effect in known immunogenic tumor



Treatment Phase
Induction Phase
21-day cycles
Maintenance Phase
14-day cycles
Survival
Randomization 1:1
Cycle X
Day 1
platinum-based chemotherapy
trilaciclib + platinum-based chemotherapy
Cycle X
Day 8
platinum-based chemotherapy
trilaciclib + platinum-based chemotherapy
Cycle X
Day 21
Cycle X
Day 1
avelumab
trilaciclib + avelumab
Every 3 months
Maximum of 6 cycles
Until Progression

PRIMARY ENDPOINT:
PFS

SECONDARY ENDPOINTS:
ORR, DCR, DOR, OS, myeloprotection measures

TARGET ENROLLMENT:
~90 participants

PATIENTS TREATED UNTIL PROGRESSION

Initial results in 2H 2022

Phase 2 study will provide meaningful data for trilaciclib in a known immunogenic setting; expected to help define future combination studies

G1 THERAPEUTICS

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Ongoing Phase 2 ADC Combination Study: 2L/3L Metastatic TNBC

Evaluate synergistic combo potential of trilaciclib and sacitizumab govitecan-hziy, each of which have individually demonstrated clinically meaningful OS improvements in TNBC

Single Arm:
2L/3L TNBC

Phase 2 initiated 4Q 2021


Treatment Phase
Survival
Cycle X
Day 1
trilaciclib + sacituzumab govitecan-hziy
Cycle X
Day 8
trilaciclib + sacituzumab govitecan-hziy
Cycle X
Day 21
Every 3 months
Patients Treated Until Progression

PRIMARY ENDPOINT:
PFS

SECONDARY ENDPOINTS:
ORR, CBR, OS, myeloprotection measures

TARGET ENROLLMENT:
~45 participants

PATIENTS TREATED UNTIL PROGRESSION

Initial results in 2H 2022

Strong belief in clinical rationale underlying this combo; data generated will be instructive in evaluating future ADC combo possibilities

G1 THERAPEUTICS

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Ongoing Phase 2 Mechanism of Action Study: Neoadjuvant TNBC

Confirm immune-based properties of trilaciclib and its potential role in increasing the anti-tumor efficacy of chemotherapy with and without a checkpoint inhibitor

Single Arm:
Early-stage TNBC

Phase 2 initiated 4Q 2021



Treatment Phase
Screening
Up to 21 Days
Lead-In
Single Dose Monotherapy
trilaciclib
First 4 Cycles
trilaciclib + AC chemo ± pembro
Next 12 Cycles
trilaciclib + taxane chemo ± carbo ± pembro
Surgery
3-5 Weeks After Treatment Phase
Baseline Tumor Tissue Collected
Biopsy ~7 Days Later
Final Sample Collected (Assuming Residual Disease)

Replacing I-SPY2 neoadjuvant breast trial in pipeline given landscape shift from chemo only to chemo + I/O

PRIMARY ENDPOINT:
Immune-based MOA

SECONDARY ENDPOINTS:
pCR, immune response and profiling measures

TARGET ENROLLMENT:
~30 participants

PATIENTS TREATED UNTIL PROGRESSION

Initial results in 2H 2022

Data generated from MOA study will inform design of future additional pivotal studies across multiple tumor types and treatment combinations

G1 THERAPEUTICS

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Efficiently Managing Capital Heading into Pivotal 2022 Potential for Meaningful Incremental Value from Out-Licensed Assets Crowded development space, continuing to evaluate partnering options Up to $156M in milestones; double-digit royalties on annual net sales Greater China (NDA filed and accepted) Up to $290M in milestones; tiered royalties on annual net sales Up to $40M in milestones; tiered royalties on annual net sales US, EU, Japan Strong capital position as of December 31, 2021; potential for $475 million in milestone payments (as of 9/30/21) plus royalties Asia PAC CDK2 Discovery Platform Lerociclib Rintodestrant Trilaciclib Cash runway into 2024 $221M in cash and cash equivalents as of December 31, 2021 Includes $75M drawn from Hercules $150M debt facility Additional $25M of debt facility currently available but not yet drawn Additional potential proceeds from licensing agreements

Upcoming Key Milestones Fully deployed G1 COSELA-focused sales force Key preclinical data readouts Trilaciclib approval in China expected by partner Simcere Milestone payments including on approval and double-digit royalties on annual sales Phase 2 data readouts including: 1L Bladder cancer study (PD-L1 maintenance combination) ADC combination study (2L/3L TNBC) Mechanism of Action study Phase 3 1L Colorectal cancer study data readout 1Q22 2Q22 2H 22 2H22 1H23 2H23 Phase 3 1L/2L TNBC study data readout

Appendix

About COSELA™ (trilaciclib) for Injection

Indication

COSELA™ (trilaciclib) is indicated to decrease the incidence of chemotherapy-induced myelosuppression in adult patients when administered prior to a platinum/etoposide-containing regimen or topotecan-containing regimen for extensive-stage small cell lung cancer.

Important Safety Information

COSELA is contraindicated in patients with a history of serious hypersensitivity reactions to trilaciclib.

Warnings and precautions include injection-site reactions (including phlebitis and thrombophlebitis), acute drug hypersensitivity reactions, interstitial lung disease (pneumonitis), and embryo-fetal toxicity.

The most common adverse reactions (>10%) were fatigue, hypocalcemia, hypokalemia, hypophosphatemia, aspartate aminotransferase increased, headache, and pneumonia.

This information is not comprehensive. Please click here for full Prescribing Information.
https://www.g1therapeutics.com/cosela/pi/

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